UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2008

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street Suite 100 Indianapolis, IN	46240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2008, Mr. Matthew A. Cohoat stepped down as the Chief Financial Officer of Duke Realty Corporation (the “Company”), effective immediately.  Mr. Cohoat will remain with the Company as the Senior Vice President — Finance to facilitate the identification and transition of his successor.

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

March 17, 2008	By:	/s/ Howard L. Feinsand
		Name:	Howard L. Feinsand
		Title	Executive Vice President,
General Counsel and
Corporate Secretary